Loans and Allowances for Loan Losses	12 Months Ended
Dec. 31, 2012
Loans and Allowances for Loan Losses [Abstract]
Loans and Allowances for Loan Losses

(4) Loans and Allowance for Loan Losses

Loans

The Company's market area is generally Ontario County and Monroe County of New York State. Substantially all loans are made in this market area. Accordingly, the ultimate collectability of a substantial portion of the Company's loan portfolio is susceptible to changes in the economic conditions in this area. The Company's concentrations of credit risk are as disclosed in the following table of loan classifications. The concentrations of credit risk in related loan commitments and letters of credit parallel the loan classifications reflected. Other than general economic risks, management is not aware of any material concentrations of credit risk to any industry or individual borrower.

The major classifications of loans at December 31, 2012 and December 31, 2011, follow (in thousands), along with a description of their underwriting and risk characteristics:

	2012	2011

Commercial and industrial	$213,467	198,744
Mortgages:
Commercial	525,413	467,413
Residential - first lien	286,972	256,173
Residential - second lien	100,099	101,877
Consumer:
Automobile - indirect	283,836	227,541
Other	18,323	25,583
Other, including loans held for sale	21,113	7,556

Total loans	1,449,223	1,284,887
Plus - Net deferred loan costs	9,549	7,634
Less - Allowance for loan losses	(17,317)	(16,095)

Loans - net	$1,441,455	1,276,426

Commercial and Industrial Loans: These loans generally include term loans and lines of credit. Such loans are made available to businesses for working capital (including inventory and receivables), business expansion (including acquisition of real estate, expansion and improvements) and equipment purchases. As a general practice, a collateral lien is placed on equipment or other assets owned by the borrower. These loans carry a higher risk than commercial real estate loans by the nature of the underlying collateral, which can be business assets such as equipment and accounts receivable. To reduce the risk, management also attempts to secure secondary collateral, such as real estate, and obtain personal guarantees of the borrowers. To further reduce risk and enhance liquidity, these loans generally carry variable rates of interest, repricing in three- to five-year periods, and have a maturity of five years or less. Lines of credit generally have terms of one year or less and carry floating rates of interest (e.g., prime plus a margin).

Commercial Mortgages: Commercial real estate loans are made to finance the purchases of real property which generally consists of real estate with completed structures. These commercial real estate loans are secured by first liens on the real estate, which may include apartments, commercial structures housing businesses, healthcare facilities, and other non-owner occupied facilities. These loans are considered by the Company to be less risky than commercial and industrial loans, since they are secured by real estate and buildings. The loans typically have adjustable interest rates, repricing in three- to five-year periods, and require principal payments over a 10- to 25-year period. Many of these loans include call provisions within 10 to 15 years of their origination. The Company's underwriting analysis includes credit verification, independent appraisals, a review of the borrower's financial condition, and the underlying cash flows. These loans are typically originated in amounts of no more than 80% of the appraised value of the property serving as collateral.

Residential First-Lien Mortgages: We originate adjustable-rate and fixed-rate, one-to-four-family residential real estate loans for the construction, purchase or refinancing of a mortgage. These loans are collateralized by owner- and non-owner-occupied properties located in the Company's market area. They are amortized over five to 30 years. Substantially all residential loans secured by first mortgage liens are originated by CNB Mortgage and sold to either the Bank or third-party investors. Generally, fixed-rate mortgage loans with a maturity or call date of ten years or less and a rate of 4% or more are retained in the Company's portfolio. For longer term, fixed-rate residential mortgages without escrow, the Company generally retains the servicing, but sells the right to receive principal and interest to Federal Home Loan Mortgage Company, also known as Freddie Mac. All loans not retained in the portfolio or sold to Freddie Mac are sold to unrelated third parties with servicing released. This practice allows the Company to manage interest rate risk, liquidity risk, and credit risk. From time to time, the Company may also purchase residential mortgage loans which are originated and serviced by third parties. In an effort to manage risk of loss and strengthen secondary market liquidity opportunities, management typically uses secondary market underwriting, appraisal, and servicing guidelines. Loans on one-to-four-family residential real estate are mostly originated in amounts of no more than 85% of appraised value or have private mortgage insurance. Mortgage title insurance and hazard insurance are normally required. Construction loans have a unique risk, because they are secured by an incomplete dwelling. This risk is reduced through periodic site inspections, including at each loan draw period.

Residential Second-Lien Mortgages: The Company originates home equity lines of credit and second mortgage loans (loans secured by a second (junior) lien position on one-to-four-family residential real estate). These loans carry a higher risk than first mortgage residential loans as they are in a second position relating to collateral. Risk is reduced through underwriting criteria, which include credit verification, appraisals, a review of the borrower's financial condition, and personal cash flows. A security interest, with title insurance when necessary, is taken in the underlying real estate.

Consumer Loans: The Company funds a variety of consumer loans, including direct and indirect automobile (loans processed by automobile dealers on behalf of the Bank) loans, recreational vehicle loans, boat loans, aircraft loans, home improvement loans, and personal loans (collateralized and uncollateralized). Most of these loans carry a fixed rate of interest with principal repayment terms typically ranging from one to ten years, based upon the nature of the collateral and the size of the loan. The majority of consumer loans are underwritten on a secured basis using the underlying collateral being financed or a customer's deposit account. A small amount of loans are unsecured, which carry a higher risk of loss.

Loans Held for Sale: These are the Residential First-Lien Mortgages, discussed above, which are sold to Freddie Mac and other third parties. These loans are carried at their lower of cost or fair value, calculated on a loan-by-loan basis.

Commercial loan participations amounted to $109,365,000 and $114,969,000 at December 31, 2012 and 2011, respectively. Residential mortgage loans serviced for Freddie Mac, amounted to $528,316,000 and $461,950,000 at December 31, 2012 and 2011, respectively. None of these loans are included in the Consolidated Financial Statements or the tables within this Note.

Certain executive officers, directors and their business interests are customers of the Company. Transactions with these parties are based on substantially the same terms as similar transactions with unrelated third parties and do not carry more than normal credit risk. Borrowings by these related parties amounted to $8,386,000 and $5,366,000 at December 31, 2012, and 2011, respectively. During 2012, new borrowings amounted to $4,519,000 (including borrowings of executive officers and directors that were outstanding at the time of their election), and repayments and other reductions were $1,499,000. Additionally, the Bank has issued a letter of credit totaling $3,500,000 to the Company's majority-owned subsidiary in connection with its acquisition of OBS in 2011.

Allowance for Loan Losses

A summary of the changes in the allowance for loan losses follows (in thousands). Notwithstanding the estimated allocations set forth in any table, the entirety of the allowance is available to absorb losses in any portfolio

	Years Ended December 31,

	2012	2011	2010

Balance at the beginning of year	$16,095	15,635	14,232
Loans charged off	(4,203)	(4,563)	(5,998)
Recoveries of loans charged off	1,125	1,248	1,251
Provision charged to operations	4,300	3,775	6,150

Balance at end of year	$17,317	16,095	15,635

The following table presents an analysis of the allowance for loan losses by loan type, including a summary of the loan types individually and collectively evaluated for impairment as of December 31, 2012 and 2011 (in thousands). Loan balances included in the “Unallocated” column represent the balance of net deferred loan costs.

December 31, 2012			Residential	Residential
			mortgage -	mortgage -			Loans
	Commercial	Commercial	first	second	Consumer -	Consumer -	held for
	and industrial	mortgage	position	position	indirect	other	sale	Unallocated	Total
Beginning Balance	$6,393	994	1,786	521	4,839	916	-	646	16,095
Charge-offs	(907)	(746)	(673)	(48)	(1,341)	(488)	-	-	(4,203)
Recoveries	168	3	18	47	544	345	-	-	1,125
Provision	(2,393)	1,586	1,511	(54)	2,688	167	-	795	4,300
Ending Balance	$3,261	1,837	2,642	466	6,730	940	-	1,441	17,317

of which:
Amount for loans individually
evaluated for impairment	$515	88	-	-	-	-	-	-	603
Amount for loans collectively
evaluated for impairment	$2,746	1,749	2,642	466	6,730	940	-	1,441	16,714
Balance of loans individually
evaluated for impairment	$2,429	10,116	-	50	-	-	-	-	12,595
Balance of loans collectively
evaluated for impairment	$211,038	515,297	286,972	100,049	283,836	18,323	21,113	9,549	1,446,177

December 31, 2011			Residential	Residential
			mortgage -	mortgage -			Loans
	Commercial	Commercial	first	second	Consumer -	Consumer -	held for
	and industrial	mortgage	position	position	indirect	other	sale	Unallocated	Total
Beginning Balance	$6,364	1,371	1,304	563	4,196	1,155	-	682	15,635
Charge-offs	(2,082)	(263)	(324)	(31)	(1,345)	(518)	-	-	(4,563)
Recoveries	153	-	142	9	700	244	-	-	1,248
Provision	1,958	(114)	664	(20)	1,288	35	-	(36)	3,775
Ending Balance	$6,393	994	1,786	521	4,839	916	-	646	16,095

of which:
Amount for loans individually
evaluated for impairment	$895	243	-	-	-	-	-	-	1,138
Amount for loans collectively
evaluated for impairment	$5,498	751	1,786	521	4,839	916	-	646	14,957
Balance of loans individually
evaluated for impairment	$3,828	9,078	-	31	-	-	-	-	12,937
Balance of loans collectively
evaluated for impairment	$194,916	458,335	256,173	101,846	227,541	25,583	7,556	7,634	1,279,584

The balance in the allowance for loan losses decreased to 1.19% of the loan portfolio at December 31, 2012 from 1.25% of the loan portfolio at December 31, 2011. This decrease was principally due to the lower level of specific loan impairment reserves compared to 2011 combined with several key credit quality measurements: Internally classified loans (loans rated 6,7,8) decreased, the percentage of non-performing loans to total loans decreased, and net charge-offs to average loans decreased. These improvements offset higher reserve requirements due to year-over-year portfolio growth. The most significant allocation reduction as a result of these improvements was a reduction of approximately $2.4 million for commercial and industrial loans. Offsetting some of these reduced levels were increases to the consumer and residential mortgage pools resulting from significant loan growth and higher base loss factors associated with increases in the volume of past due loans.

Finally, due to improving economic conditions in our market (increased auto sales, increased home sales, stable median home prices, and improving consumer confidence in the Rochester area from last year) an 11 basis point economic factor adjustment was applied to the majority of the portfolio pools, down from 14 basis points in 2011.

In monitoring the credit quality of the portfolio, management applies a credit quality indicator to substantially all commercial loans. These quality indicators range from one through eight in increasing risk of loss. These ratings are used as inputs to the calculation of the allowance for loan losses. Loans rated 1 through 4 are generally allocated a lesser percentage allocation in the allowance for loan losses than loans rated from 5 through 8. Residential Mortgage Loans are generally rated 9, unless they are used to partially collateralize commercial loans, in which case they carry the rating of the respective commercial loan relationship, or if management wishes to recognize a well defined weakness or loss potential to more accurately reflect credit risk. Unrated loans are allocated a percentage of the allowance for loan losses on a pooled-basis.

Loans rated 1 include borrowers whose financial condition, liquidity, capitalization, earnings, cash flow, management and capacity to repay are strong. If deficient in any of these areas, a borrower may still be considered for a 1 rating, if fully secured by cash, or properly margined, listed stock, investment grade corporate bonds or U.S. Government Securities, (125% collateral value to loan commitment).

A loan rated 2 would include borrowers who are somewhat more of a credit risk than a 1 rated borrower and therefore require more frequent monitoring. Those borrowers would have the following qualities: cash flow has been and is expected to be adequate to meet debt service requirements; financial statement is current, of good quality and in adequate detail; financial condition of company compares favorably with the industry averages; earnings are generally stable; borrower consistently adheres to repayment schedule for both principal and interest and covenants; management integrity and ability is considered sound; and industry outlook is acceptable.

Loans rated 3 include credits whose performance is generally stable. Also included in this category are credits where the guarantor is sufficiently strong to support operating losses and has demonstrated a willingness to do so. Additionally, loans risk rated 3 may include the following qualities: borrower's business is tied to more economically sensitive industries; borrower may have violated one or more financial covenants; occasional requirements for waivers, or amendments may occur, however liquidity and capitalization are expected to continue to be acceptable; integrity of management is acceptable but ability remains to be proven; borrower may not compare well to industry standards; relationship requires a high level of monitoring due to its complexity. Also, financial data of affiliates may not be available or difficult to track; borrower may not provide sufficient documentation for confirming all taxable income/losses but consistently adheres to repayment schedules for both principal and interest. Also, borrower may report a high level of contingent liabilities.

Loans rated 4 would include credits which demonstrate any or all of the following criteria: borrower's or guarantor's financial performance shows negative trends and yet cash flow remains still adequate to repay debt; loans which continue to pay as agreed but the Bank has not received current financial statements to confirm repayment ability and to enable management to complete a timely annual review; most commercial construction loans; loan has been processed through automated underwriting and does not meet management's scoring threshold; loans to start-up companies until the borrower's have achieved stabilized operations (i.e., 1-3 years); and loans recommended for upgrade from problem loan status (5 through 8) would generally pass through the watch category for 6 months to a year unless there are sufficient reasons to bypass the watch rating and be upgraded to a 3 or higher.

Loans risk rated 5 are currently protected but are potentially weak. These loans, in management's judgment, constitute an undue and unwarranted credit risk but not to the point of justifying a classification of substandard. The credit risk may be relatively minor yet constitute an unwarranted risk in light of the circumstances surrounding a specific asset. Loans in this category have potential weaknesses which may, if not checked or corrected, weaken the loan or inadequately protect the Bank's credit position at some future date. This might include loans which the lending officer may be unable to supervise properly because of: lack of expertise, inadequate loan agreement, the poor condition of or lack of control over collateral, failure to obtain proper documentation or any other deviations from prudent lending practices. Economic or market conditions which may, in the future, affect the obligor may warrant special mention of the asset. Loans for which an adverse trend in the borrower's operations or an imbalanced position in the balance sheet which has not reached a point where the liquidation is jeopardized may be included in this classification.

Loans risk rated 6 are considered substandard. A substandard loan is inadequately protected by the sound worth and paying capacity of the obligor or of the collateral pledged, if any. Loans so classified must have a well-defined weakness or weaknesses that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the Bank will sustain some loss if the deficiencies are not corrected. Loss potential, while existing in the aggregate amount of substandard loans, does not have to exist in individual loans classified substandard. Residential mortgages are not subject to substandard classification unless the following well defined weaknesses have occurred: the ability of the borrower to repay the debt is questionable as evidenced by delinquency of 90 days, and repayment of the debt is dependent on the sale of the underlying real estate. A consumer loan is considered a substandard asset only when it is 90 days past due.

Loans risk rated 7 are categorized as doubtful. These loans have all the weaknesses inherent in one classified substandard with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions, and values, highly questionable and improbable. The possibility of loss is extremely high but because of certain important and reasonably specific pending factors which may work to the advantage and strengthening of the loan, its classification as an estimated loss is deferred until its more exact status may be determined. Pending factors include proposed merger, acquisition, or liquidation procedures, capital injection, perfecting liens on additional collateral and refinancing plans. The entire amount of the loan might not be classified as doubtful when collection of a specific portion appears highly probable. Loans are generally not classified doubtful for an extended period of time (i.e., over a year).

Loans classified 8, or loss, are considered uncollectible and of such little value that their continuance as bankable assets is not warranted. This classification does not mean that the asset has absolutely no recovery or salvage value, but rather it is not practical or desirable to defer writing off this basically worthless asset even though partial recovery may be affected in the future. Losses are taken in the period in which they surface as uncollectible.

Loans in category 9 and unrated are evaluated for credit quality after origination principally based upon delinquency status, but may also include credit scores and collateral valuations.

The following tables present the loan portfolio as of December 31, 2012 and December 31, 2011 by credit quality indicator (in thousands). Except for loans in the 9 and unrated categories, credit quality indicators are reassessed for each applicable loan at least annually, generally upon the anniversary of the loan's origination or receipt and analysis of the borrower's financial statements, when applicable, or in the event that information becomes available that would cause us to re-evaluate.

Credit Quality Indicator Analysis as of December 31, 2012

			Residential	Residential
			mortgage -	mortgage -			Loans	Deferred
	Commercial	Commercial	first	second	Consumer -	Consumer -	held for	Fees and
	and industrial	mortgage	position	position	indirect	other	sale	Costs	Total
1-Superior	$15,422	-	-	-	-	386	-	-	15,808
2-Good	15,422	28,236	1,409	-	-	974	-	-	46,041
3-Satisfactory	76,473	219,748	1,506	253	-	-	-	-	297,980
4-Watch	44,633	213,267	6,192	389	-	-	-	-	264,481
5-Special Mention	9,527	21,581	-	-	-	-	-	-	31,108
6-Substandard	17,164	16,895	5,063	377	-	-	-	-	39,499
7-Doubtful	-	-	-	-	-	-	-	-	-
8-Loss	-	-	-	-	-	-	-	-	-
Subtotal	$178,641	499,727	14,170	1,019	-	1,360	-	-	694,917
9 and not rated	34,826	25,686	272,802	99,080	283,836	16,963	21,113	9,549	763,855
Total	$213,467	525,413	286,972	100,099	283,836	18,323	21,113	9,549	1,458,772

Credit Quality Indicator Analysis as of December 31, 2011

			Residential	Residential
			mortgage -	mortgage -			Loans	Deferred
	Commercial	Commercial	first	second	Consumer -	Consumer -	held for	Fees and
	and industrial	mortgage	position	position	indirect	other	sale	Costs	Total
1-Superior	$9,814	105	-	-	-	913	-	-	10,832
2-Good	8,826	26,195	1,718	2,560	-	-	-	-	39,299
3-Satisfactory	68,246	177,882	1,409	576	-	-	-	-	248,113
4-Watch	43,928	210,901	6,045	269	-	-	-	-	261,143
5-Special Mention	7,864	4,645	1,127	-	-	-	-	-	13,636
6-Substandard	29,440	30,018	4,496	453	-	100	-	-	64,507
7-Doubtful	-	-	-	7	-	-	-	-	7
8-Loss	-	-	-	-	-	-	-	-	-
Subtotal	$168,118	449,746	14,795	3,865	-	1,013	-	-	637,537
9 and not rated	30,626	17,667	241,378	98,012	227,541	24,570	7,556	7,634	654,984
Total	$198,744	467,413	256,173	101,877	227,541	25,583	7,556	7,634	1,292,521

The table below presents a summary of information regarding nonaccruing loans and other nonperforming assets as of the end of the respective periods (in thousands):

	December 31,	December 31,	December 31,
	2012	2011	2010

Accruing loans 90 days or more delinquent	$722	969	1,589
Nonaccruing loans	17,770	17,307	21,243

Total nonperforming loans	18,492	18,276	22,832
Other real estate owned	3,759	4,632	4,291
(less write-down of other real estate owned)	(203)	(397)	(551)

Total nonperforming assets	$22,048	22,511	26,572

The following tables present, as of December 31, 2012 and December 31, 2011, additional details about the loan portfolio in the form of an aging analysis. Amounts exclude deferred fees and costs (in thousands).

Aging Analysis as of December 31, 2012

			90 Days				> 90 Days
	30-59 Days	60-89 Days	Or	Total		Total	and	Non-Accrual
	Past Due	Past Due	Greater	Past Due	Current	Loans	Accruing	Loans

Commercial and industrial	$2,478	3,811	2,475	8,764	204,703	213,467	46	2,429
Commercial mortgages	1,365	1,167	10,116	12,648	512,765	525,413	-	10,116
Residential - first lien	4,369	1,013	5,048	10,430	276,542	286,972	201	4,847
Residential - junior lien	616	511	427	1,554	98,545	100,099	49	378
Consumer:
Automobile - Indirect	2,758	701	412	3,871	279,965	283,836	412	-
Other	308	114	14	436	17,887	18,323	14	-
Loans held-for-sale	-	-	-	-	21,113	21,113	-	-
	$11,894	7,317	18,492	37,703	1,411,520	1,449,223	722	17,770

Aging Analysis as of December 31, 2011

			90 Days				> 90 Days
	30-59 Days	60-89 Days	Or	Total		Total	and	Non-Accrual
	Past Due	Past Due	Greater	Past Due	Current	Loans	Accruing	Loans
Commercial and industrial	$395	432	3,992	4,819	193,925	198,744	75	3,917
Commercial mortgages	2,184	-	9,078	11,262	456,151	467,413	-	9,078
Residential - first lien	633	55	4,453	5,141	251,032	256,173	652	3,801
Residential - junior lien	444	91	419	954	100,923	101,877	8	411
Consumer:
Automobile - indirect	1,766	653	165	2,584	224,957	227,541	165	-
Other	257	88	169	514	25,069	25,583	69	100
Loans held-for-sale	-	-	-	-	7,556	7,556	-	-
Total	$5,679	1,319	18,276	25,274	1,259,613	1,284,887	969	17,307

A summary of information regarding impaired loans follows (in thousands):

	As of and for	As of and for	As of and for
	the year	the year	the year
	ended	ended	ended
	December 31,	December 31,	December 31,
	2012	2011	2010

Recorded investment at period end	$17,770	17,307	21,655
Impaired loans with specific related allowance at period end	$1,200	2,453	3,116
Amount of specific related allowance at period end	$603	1,138	674
Average investment during the period	$19,014	20,394	21,862
Interest income recognized on a cash basis during the period	$433	127	35
Interest income forgone on impaired loans	$596	743	429

The details of impaired loans as of December 31, 2012 and December 31, 2011 follow (in thousands):

December 31, 2012

		Unpaid	Specific	Average	Interest
	Recorded	Principal	Related	Recorded	Income
	Investment	Balance	Allowance	Investment	Recognized
With no specific allowance
Commercial and industrial	$1,592	2,042	-	1,604	202
Commercial mortgage	9,753	11,407	-	8,830	112
Residential mortgage - first position	4,847	5,110	-	4,663	84
Residential mortgage - second position	378	391	-	329	33
Consumer - other	-	-	-	-	2
Subtotal	16,570	18,950	-	15,426	433
With specific allowance
Commercial and industrial	837	924	515	1,759	-
Commercial mortgage	363	445	88	1,829	-
Residential mortgage - first position	-	-	-	-	-
Residential mortgage - second position	-	-	-	-	-
Consumer - other	-	-	-	-	-
Subtotal	1,200	1,369	603	3,588	-
Total	$17,770	20,319	603	19,014	433
Summary by portfolio:
Commercial	$12,545	14,818	603	14,022	314
Residential	5,225	5,501	-	4,992	117
Consumer and other	-	-	-	-	2
Total	$17,770	20,319	603	19,014	433

December 31, 2011
		Unpaid	Specific	Average	Interest
	Recorded	Principal	Related	Recorded	Income
With no specific allowance	Investment	Balance	Allowance	Investment	Recognized
Commercial and industrial	$2,541	3,048	-	1,401	-
Commercial mortgage	8,001	9,440	-	6,578	114
Residential mortgage - first position	3,801	3,968	-	3,366	13
Residential mortgage - second position	411	439	-	390	-
Consumer - other	100	102	-	76	-
Subtotal	14,854	16,997	-	11,811	127
With specific allowance
Commercial and industrial	1,376	1,454	895	3,079	-
Commercial mortgage	1,077	1,153	243	3,988	-
Residential mortgage - first position	-	-	-	1,265	-
Residential mortgage - second position	-	-	-	201	-
Consumer - other	-	-	-	50	-
Subtotal	2,453	2,607	1,138	8,583	-
Total	$17,307	19,604	1,138	20,394	127
Summary by portfolio:
Commercial	$12,995	15,095	1,138	15,046	114
Residential	4,212	4,407	-	5,222	13
Consumer and other	100	102	-	126	-
Total	$17,307	19,604	1,138	20,394	127

Troubled Debt Restructurings

As of December 31, 2012, there was one commercial relationship totaling $4.3 million that was considered a TDR due to the nature of the concessions granted to the borrower. We have established no impairment reserve for the relationship in light of the value of underlying collateral and management's recovery expectations. The balances of the underlying loans are included in non-performing loans. For this relationship, we renegotiated certain terms of their loans in 2010. The significant term modified was the monthly principal and interest payment amount.  We agreed to forbear our rights under default provisions in the loan agreements on the condition that the borrower made monthly payments which were significantly less than those required under the terms of the original loan agreements. The customer was in compliance with the terms of the forbearance agreement which expired in March 2011. At that time, we renewed the forbearance agreement for an additional 24 months with higher monthly payments than under the previous agreement. To date, the borrower has paid as agreed.

A loan totaling $0.3 million, previously classified as a TDR was paid-off in the second quarter of 2012.